                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                        FOR TENDER OF ANY OR ALL OF THE

                          7.25% SENIOR NOTES DUE 2015
                                       OF

                            AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.

             PURSUANT TO THE PROSPECTUS DATED               , 2005

     This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to tender Original Notes (as defined below) described in the
prospectus dated           , 2005 (as the same may be supplemented from time to
time, the "Prospectus") of AmeriGas Partners, L.P., a Delaware limited partnership, and AmeriGas Finance Corp., a Delaware corporation (the "Company"), if (i) certificates for any of the outstanding 7.25% Senior Notes due 2015 (the "Original Notes") of the Company are not immediately available, (ii) time will not permit the Original Notes, the letter of transmittal and all other required documents to be delivered to The Bank of New York (the "Exchange Agent") prior
to 5:00 p.m., New York City Time, on           , 2005 or such later date and
time to which the Exchange Offer may be extended (the "Expiration Date"), or
(iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This notice of guaranteed delivery, or one substantially equivalent to this form, must be delivered by hand or sent by facsimile transmission or mailed to the Exchange Agent, and must be received by the Exchange Agent prior to the Expiration Date. See "The Exchange
Offer -- Procedures for Tendering" in the Prospectus. Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:

                      WACHOVIA BANK, NATIONAL ASSOCIATION

  By Registered or Certified Mail:       By Hand or Overnight Courier:                 By Facsimile:
Wachovia Bank, National Association   Wachovia Bank, National Association   Wachovia Bank, National Association
1525 West W.T. Harris Boulevard-3C3   1525 West W.T. Harris Boulevard-3C3              (704) 590-7628
 Corporate Trust Operations-NC1153     Corporate Trust Operations-NC1153           Attention: Marsha Rice
      Charlotte, NC 28288-1153              Charlotte, NC 28288-1153
       Attention: Marsha Rice                Attention: Marsha Rice

               To confirm by telephone or for information, call:
                                 (704) 590-7413

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THE LETTER OF TRANSMITTAL CAREFULLY BEFORE YOU COMPLETE THIS NOTICE OF GUARANTEED DELIVERY.

     This notice of guaranteed delivery is not to be used to guarantee signatures. If a signature on a letter of transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the letter of transmittal.

Ladies and Gentlemen:

     The undersigned acknowledges receipt of the Prospectus and the related letter of transmittal which describe the Company's offer (the "Exchange Offer") to exchange new 7.25% Senior Notes due 2015 (the "Exchange Notes") for a like principal amount of our 7.25% Senior Notes due 2015 (the "Original Notes"). Original Notes may only be tendered in denominations of $2,000 in principal amount and any integral multiple of $1,000 in excess thereof.

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related letter of transmittal, the aggregate principal amount of Original Notes indicated below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned understands that (i) no withdrawal of a tender of any of the Original Notes may be made on or after the Expiration Date, and (ii) for a withdrawal of a tender of any of the Original Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at its address specified on the cover of this notice of guaranteed delivery prior to the Expiration Date.

     The undersigned also understands that the exchange of Original Notes for Exchange Notes pursuant to the Exchange Offer will be made only after timely receipt by the Exchange Agent of (i) such Original Notes (or book-entry confirmation of the transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company ("DTC")) and (ii) a letter of transmittal (or facsimile thereof) with respect to such Original Notes, properly completed and duly executed, with any required signature guarantees, this notice of guaranteed delivery by the letter of transmittal or, in lieu thereof, a message from DTC stating that the tendering holder has expressly acknowledged receipt of, and agreement to be bound by and held accountable under, the letter of transmittal, and any other documents required by the letter of transmittal.

     All authority conferred or agreed to be conferred by this notice of guaranteed delivery shall not be affected by, and shall survive, the death or incapacity of the undersigned, and every obligation of the undersigned under this notice of guaranteed delivery shall be binding on the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Name(s) of Registered Holder(s):
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                             (PLEASE PRINT OR TYPE)

Signature(s):
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Address(es):
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Area Code(s) and Telephone Number(s):
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If the Original Notes will be delivered by book-entry
transfer at DTC, insert Depository Account Number:
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Date:
--------------------------------------------------------------------------------

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                                                                    PRINCIPAL AMOUNT OF
              CERTIFICATE NUMBER(S)*                             ORIGINAL NOTES TENDERED**
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
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 * Need not be completed if the Original Notes being tendered are in book-entry form.
 ** Must be in denominations of $2,000 in principal amount and any integral multiple of $1,000 in excess thereof.
-------------------------------------------------------------------------------------------------------

     This notice of guaranteed delivery must be signed by the registered holder(s) of Original Notes exactly as its (their) name(s) appear on the certificate(s) for such Original Notes or on a security position listing as the owner of Original Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this notice of guaranteed delivery. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, you must provide the following information.

Name(s):
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Title(s):
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Signature(s):
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Address(es):
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     DO NOT SEND ORIGINAL NOTES WITH THIS FORM. ORIGINAL NOTES SHOULD BE SENT TO
THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER
OF TRANSMITTAL.

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or a correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (1) represents that each holder of Original Notes on whose behalf this tender is being made "own(s)" the Original Notes covered hereby within the meaning of Rule 13d-3 under the Exchange Act, (2) represents that such tender of Original Notes complies with Rule 14e-4 of the Exchange Act and (3) guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Original Notes being tendered hereby for exchange pursuant to the Exchange Offer in proper form for transfer (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at the book-entry transfer facility of DTC) with delivery of a properly completed and duly executed letter of transmittal (or facsimile thereof), with any required signature guarantees, or in lieu of a letter of transmittal a message from DTC stating that the tendering holder has expressly acknowledged receipt of, and agreement to be bound by and held accountable under, the letter of transmittal, and any other required documents, all within three New York Stock Exchange trading days after the Expiration Date of the Exchange Offer.

 Name of Firm: ----------------------------------------
                                                          --------------------------------------------------------
                                                                           (AUTHORIZED SIGNATURE)

Address: -----------------------------------------------  Name: -------------------------------------------------
                                                                           (PLEASE PRINT OR TYPE)
                                                                                   Title:
--------------------------------------------------------     --------------------------------------------------
                       (ZIP CODE)

 Telephone Number: -----------------------------------    Date: --------------------------------------------------

     The institution that completes the notice of guaranteed delivery must (i) deliver or otherwise transmit the same to the Exchange Agent at its address set forth above by hand, facsimile, or mail, on or prior to the Expiration Date, and
(ii) deliver the certificates representing any Original Notes (or a confirmation of book-entry transfer of such Original Notes into the Exchange Agent's account at DTC), together with a properly completed and duly executed letter of transmittal (or facsimile thereof) or a message from DTC stating that the tendering holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable under, the letter of transmittal in lieu thereof), with any required signature guarantees and any other documents required by the letter of transmittal to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such institution.